As filed with the Securities and Exchange Commission on April 24, 2020
File No. 2-86337
File No. 811-03835

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 49	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 49	☒

Value Line Centurion Fund, Inc.
(Exact Name of Registrant as Specified in Charter)
7 Times Square, 16th Floor
New York, New York 10036-6524
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 907-1900
Mitchell E. Appel
Value Line Centurion Fund, Inc.
7 Times Square, 16th Floor
New York, New York 10036-6524
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
☐   immediately upon filing pursuant to paragraph (b)
☒   on April 30, 2020 pursuant to paragraph (b)
☐   60 days after filing pursuant to paragraph (a)(1)
☐   75 days after filing pursuant to paragraph (a)(2)
☐   on (date) pursuant to paragraph (a)(1)
☐   on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line
Centurion Fund, Inc.

PROSPECTUS
MAY 1, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Fund Summary
Investment objective Page 2
Fees and expenses Page 2
Principal investment strategies Page 3
Principal risks of investing in the Fund Page 4
Fund performance Page 5
Management Page 5
Purchase and sale of Fund shares Page 6
Tax information Page 6
Payments to broker-dealers and other financial intermediaries Page 6
How the Fund Is Managed
Investment objective Page 7
Principal investment strategies Page 7
Non-principal investment strategies Page 8
The principal risks of investing in the Fund Page 8
Who Manages the Fund
Investment Adviser Page 11
Management fees Page 11
Portfolio management Page 11
About Your Account
How to buy and sell shares Page 12
Frequent purchases and redemptions of Fund shares Page 14
Dividends, distributions and taxes Page 15
Other information Page 16
Financial Highlights
Financial Highlights Page 17
For more information Page 18

FUND SUMMARY
Shares of the Fund are offered only to separate accounts that fund certain variable annuity and variable insurance contracts offered by insurance companies that have entered into participation agreements with the Fund (“sponsoring insurance companies”). You should read this Prospectus in conjunction with the prospectus for the relevant variable annuity or variable life insurance policy.
Investment objective
The Fund’s investment objective is long-term growth of capital.
Fees and expenses
This table describes the fees and expenses you pay in connection with an investment in the Fund. It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	0.45%
Distribution and Service (12b-1) Fees	0.40%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.01%
Less: 12b-1 Fee Waiver(1)	–0.13%
Net Expenses after Fee Waiver(2)	0.88%

(1)
EULAV Securities LLC (the “Distributor”) has contractually agreed to waive a portion of the Fund’s 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2021. There is no assurance that the Distributor will extend the fee waiver beyond June 30, 2021. The waiver cannot be terminated before June 30, 2021 without the approval of the Fund’s Board of Directors.

(2)
Total Annual Fund Operating Expenses may not correlate to the expense ratio in the Financial Highlights in this Prospectus and in the Fund’s financial statements because Fees reflect the contractual 12b-1 fee waiver.

Example
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Value Line Centurion Fund, Inc.	$90	$309	$545	$1,224

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal investment strategies
To achieve the Fund’s goal, EULAV Asset Management (the “Adviser”) invests substantially all of the Fund’s net assets in common stocks. The Fund is actively managed by the Adviser which seeks to purchase growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting equity securities for purchase or sale. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe followed by the Ranking System consists of stocks of approximately 1,700 companies accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. Apart from the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”) applicable to diversified funds (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock and there are no set limitations on the sector weightings of the Fund’s investments.
The Adviser may sell securities for a variety of reasons, including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include to secure gains, limit losses or redeploy assets into more promising investment opportunities.
The Adviser has discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment.

Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in this Fund you should carefully evaluate the risks.
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Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions, war, terrorism including cyber terrorism, natural and environmental disasters as well as public health emergencies. Market risk may have a material impact on a single issuer, an industry, a sector of the economy or the market as a whole.

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Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

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Ranking System Risk. The Adviser’s use of the results of the Ranking System in managing the Fund involves the risk that the Ranking System may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking System, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

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Public Health Emergencies. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential

Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.
An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 8.
Fund performance
The bar chart and table that follows can help you evaluate the risks of investing in the Fund. The bar chart shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table shows the average annual total returns of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index, which is a broad based market index. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Fund’s returns would be less than those shown. All returns reflect reinvested dividends. The Fund’s past performance is not necessarily an indication of how it will perform in the future.
Total returns as of 12/31 each year (%)

Best Quarter:          Q1 2019         +18.95%
Worst Quarter:         Q3 2011         –14.25%
Average Annual Total Returns for Periods Ended December 31, 2019
	1 year	5 years	10 years
Value Line Centurion Fund	33.07%	11.52%	14.17%
S&P 500® Index (reflects no deduction for fees or expenses)	31.49%	11.70%	13.56%
Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been the Fund’s portfolio manager since 2009.

Purchase and sale of Fund shares
You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by a sponsoring insurance company. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the Fund and review the prospectus for the variable annuity or variable life insurance policy which describes the allocation, transfer and withdrawal provisions of such Contract.
The Fund imposes no minimum investment requirements.
Tax information
For federal income tax purposes, the Fund’s dividends and capital gain distributions are expected to be treated as having been received by the sponsoring insurance company, rather than by the owners of the Contracts (“Contractowners”). Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should consult the prospectus for their variable annuity or variable life insurance policy or their tax adviser for a complete discussion of the federal tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts.
Payments to broker-dealers and other financial intermediaries
The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts sponsored by unaffiliated insurance companies. The Fund and the Adviser and/or the Distributor or other related companies make payments to the sponsoring insurance company (or its affiliates) for the sale of Fund shares, marketing activities and presentations, educational training programs, conferences or other services related to the sale or promotion of the Fund. These payments may be a factor that the sponsoring insurance company considers in including the Fund as an underlying investment option in the variable contracts and may create a conflict of interest by influencing an agent of the sponsoring insurance company or other intermediary to recommend a variable contract and the Fund over another investment. Ask your agent or financial intermediary, or visit the website of the sponsoring insurance company, for more information. The disclosure document for your variable contract may contain additional information about these payments.

HOW THE FUND IS MANAGED
Investment objective
The Fund’s investment objective is long-term growth of capital. Although the Fund will strive to achieve this goal, there is no assurance that it will succeed.
Principal investment strategies
You should consider an investment in the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.
The Fund is actively managed by the Adviser which seeks to purchase growth companies that generally have strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Ranking System to assist in selecting equity securities for purchase or sale. The Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.
The Timeliness Rankings are published weekly in The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations, recently approximating 90% of the market capitalization of all stocks traded in U.S. securities exchanges. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all of the approximately 1,700 stocks covered. The Timeliness Rankings are updated weekly to reflect the most recent information.
The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets or on the Toronto Stock Exchange. Apart from the diversification requirements of the 1940 Act (which generally means that the Fund will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. The Adviser may sell securities for a variety of reasons, including when a company’s business fundamentals deteriorate or a company’s valuation has become less attractive in relationship to the company’s future growth prospects. Other reasons include such as to secure gains, limit losses or redeploy assets into more promising investment opportunities.
The Adviser has discretion in managing the Fund, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness taking into account the potential risk and reward of each investment. There are no set limitations on the sector weightings of the Fund’s investments.
Non-principal investment strategies
Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Fund’s net assets in cash or cash equivalents, debt securities or bonds, for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.
Securities lending. From time to time, the Fund may lend a portion of its portfolio securities to institutional investors. This could help the Fund produce additional income.
Portfolio turnover. The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. A portfolio turnover rate of 100% or greater increases the expenses of the Fund. See “Financial Highlights” for the Fund’s most current portfolio turnover rates.
There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information (“SAI”).
The principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in the Fund you should carefully evaluate the risks.
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Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions, war, terrorism including cyber terrorism, natural and environmental disasters as well as public health emergencies. Market risk may have a material impact on a single issuer, an industry, a sector of the economy or the market as a whole.

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Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. Reasons related directly to the issuer include the performance of its management, financial leverage, or reduced demand for the issuer’s goods and services. General movements in the equity markets occur in response to broader economic events, like changing interest rates and monetary policy. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

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Ranking System Risk. The Adviser’s use of the results of the Ranking System in managing the Fund involves the risk that the Ranking System may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking System, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results. The Fund and, therefore, the shareholders accrue additional expenses with more active management strategies (as compared to strategies like indexing).

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Public Health Emergencies. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser does not know how long or the extent to which the securities markets and economies will continue to be affected by these events. The Adviser also cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund. The effects of a pandemic, including the COVID-19 pandemic, and epidemics may cause the Fund to fail to meet its investment objective.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.
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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that the Fund would like when there is little or no active trading market. If a security cannot be sold by the Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

Please see the SAI for a further discussion of non-principal risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.

WHO MANAGES THE FUND
The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Directors.
Investment Adviser
The Fund’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 16th Floor, New York, NY 10036. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $3.0 billion as of March 31, 2020.
Management fees
For providing advisory services to the Fund and managing its investments for the year ended December 31, 2019, the Adviser was paid a fee at an annual rate of 0.45% of the Fund’s average daily net assets.
A discussion regarding the basis for the Fund’s Board of Directors’ approval of the investment advisory agreement is available in the Fund’s most recent semi-annual report to shareholders for the six month period ended June 30.
Portfolio management
Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or its predecessor since 1991 and has been a portfolio manager for the Fund since 2009. There is additional information in the SAI about Mr. Grant’s compensation, other accounts he manages and his ownership of Fund shares.

ABOUT YOUR ACCOUNT
How to buy and sell shares

You may invest in the Fund only by purchasing certain Contracts issued by a sponsoring insurance company. The Fund continuously offers its shares to the sponsoring insurance company’s separate accounts at the net asset value per share next determined after a proper purchase request has been received by the sponsoring insurance company, which then offers to Contractowners units in its separate accounts which directly correspond to shares in the Fund. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the Fund and review the prospectus for the variable annuity or variable life insurance policy which describes the allocation, transfer and withdrawal provisions of such Contract.
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Distribution plan

In accordance with Rule 12b-1 under the 1940 Act, the Fund has adopted a Service and Distribution Plan (the “Plan”). Under the Plan, the Fund may pay to the Distributor a fee at an annual rate of 0.40% of the Fund’s average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Fund. These activities include, among other things: providing incentives and compensation to the sponsoring insurance company to make the Fund available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Fund; providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use in funding Contracts; paying costs incurred in conjunction with marketing Fund shares, such as the expense incurred by the sponsoring insurance company, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Fund shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Fund shares, to the extent permitted by applicable laws, rules of regulations; and training sales personnel of the sponsoring insurance company regarding the Fund. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan. The Distributor has contractually agreed to waive a portion of the Fund’s Rule 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2021. There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

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Additional compensation to financial intermediaries

In addition, the Adviser, the Distributor and/or their affiliates (collectively, the “Service Providers”) make payments to the sponsoring insurance company and/or its affiliates (collectively, “intermediaries”), based on the value of shares underlying the Contracts issued by such sponsoring insurance company, or such other criteria agreed to by the Adviser and/or the Distributor, related to marketing activities and presentations, educational training programs, conferences, or their making shares of the Fund and certain other funds available as underlying investments for the Contracts. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Service Providers from their own resources, which come directly or indirectly in whole or in part from fees paid by the Fund and other funds in the complex. Payments of this type are sometimes referred to as revenue-sharing payments.
An intermediary may make decisions about which variable contracts and, which underlying investment options, it offers or recommends, or what services it provides for various products based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a variable contract and the Fund over another investment. More information regarding these payments is contained in the Fund’s SAI, which is available as described on the back cover page of this Prospectus. Your intermediary may charge you additional fees other than those disclosed in this Prospectus. Please contact your agent or intermediary, or visit the website of the sponsoring insurance company, for more information. The disclosure document for your variable contract may contain additional information about these payments.
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Net asset value

The Fund’s net asset value (“NAV”) per share is determined for purposes of both purchases and redemptions as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open for business. The Fund may price orders which are received from the sponsoring insurance company after the daily NAV calculation at such day’s NAV provided that the order was received in good standing from the Contractowner by the sponsoring insurance company before the NAV calculation. You should consult your Contract for any additional policies or restrictions applied by the sponsoring insurance company to the purchase or redemption of shares of the Fund.
NAV is calculated by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Official Closing Price, unless no sale occurred on that date, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Directors and under the Board’s general supervision. The Fund will use the fair value of the security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices.
There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by an independent pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
Frequent purchases and redemptions of Fund shares
Frequent purchases and redemptions of the Fund’s shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of the Fund’s shares, the Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.
Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:
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sells shares of the Fund within 30 days after the shares were purchased; or

•
enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund’s shares, the Distributor monitors selected trades. If the Distributor determines that a Contractowner has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the separate account to restrict or prohibit further trading by the Contractowner and may refuse to process purchase orders (including purchases by exchange) of such Contractowner.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund, nor any of the Fund’s Service Providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. However, shares of the Fund are held through omnibus accounts maintained by insurance company separate accounts, where the holdings of multiple Contractowners, such as all the clients of one separate account, are aggregated. The ability to monitor trading practices by Contractowners purchasing shares through omnibus accounts, including insurance company separate accounts, is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding all Contractowners. Should the Fund detect market timing activity, it may terminate the account, or prohibit future purchases or exchanges by a Contractowner. Because omnibus accounts, such as your insurance company separate account, apply their own market timing policies with respect to their Contractowners, you will be subject to their policies on frequent trading and the restrictions set forth in your Contract. As a result, there is a risk that different Contractowners may be treated differently and some level of market timing activity could occur.
Dividends, distributions and taxes
All dividends and capital gains distributions of the Fund will be automatically reinvested, at NAV, in additional shares of the Fund unless the sponsoring insurance company elects otherwise. Distributions to a separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for federal income tax purposes. Contractowners should consult the prospectus for their variable annuity or variable life insurance policy for information regarding the federal income tax treatment of distributions to the separate accounts and to Contractowners (as well as the other federal income tax consequences of owning a Contract).
The Fund has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to enable separate accounts investing in the Fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the Fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the Fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts. So long as the Fund qualifies as a “regulated investment company” under Subchapter M of the Code and ensures that its shares are held only by qualifying investors, each segregated asset account investing in the Fund will be entitled to “look through” to the Fund’s portfolio in order to satisfy the diversification requirements. More specific information concerning the diversification requirements is contained in the Fund’s SAI. If the Fund were to fail to comply with the diversification requirements or investor restrictions or fail to qualify as a regulated investment company under the Code, contracts supported by investments in the Fund would likely fail to be treated as annuity, endowment or life insurance contracts under the Code, with the result that all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were later to become adequately diversified.
Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current law.
Other information
Shares of the Fund are offered to more than one insurance company and may support both variable annuity and variable life insurance policies. Investment in the Fund by different unaffiliated insurance companies is called “shared funding” and use of the Fund to support both variable annuity and life insurance variable contracts is called “mixed funding.” The Fund does not foresee a disadvantage to Contractowners resulting from the use of mixed or shared funding, but a conflict could arise among Contractowners’ interests. For example, due to differences in redemption rates, or other considerations, the interests of Contractowners invested in variable life insurance accounts may conflict with those of Contractowners invested in variable annuity accounts. If a material conflict arises, one of the sponsoring insurance companies might make a substantial or full redemption from the Fund. The redemption could force the Fund to sell portfolio securities at disadvantageous prices or disrupt orderly portfolio management to the detriment of remaining Contractowners.
As legal owner of the shares of the Fund attributable to Contracts issued by its separate accounts, each insurance company is entitled to vote those shares with respect to matters submitted to a vote of the Fund’s shareholders. However, the insurance company votes outstanding shares of the Fund attributable to Contracts in accordance with instructions received from Contractowners. The sponsoring insurance company will vote the Fund’s shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. As a result, a small number of Contractowners may have a disproportionate impact on the outcome of a shareholder vote. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Total returns do not reflect the effects of charges deducted under the terms of the sponsoring insurance company’s variable contracts. Including such charges would reduce the total return for all years shown. This information has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 1-800-243-2729.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$26.39	$26.39	$22.09	$20.71	$20.56
Income (loss) from investment operations:
Net investment income	0.03	0.02	0.06	0.05	0.05
Net gains (losses) on securities (both realized and unrealized)	8.64	0.04	4.29	1.37	0.17
Total from investment operations	8.67	0.06	4.35	1.42	0.22
Less distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.05)	(0.04)	(0.07)
Distributions from net realized gains	(1.98)	—	—	—	—
Total distributions	(1.99)	(0.06)	(0.05)	(0.04)	(0.07)
Net asset value, end of year	$33.07	$26.39	$26.39	$22.09	$20.71
Total return*	33.07%	0.23%	19.71%	6.86%	1.08%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$149,676	$124,252	$140,804	$132,726	$134,249
Ratio of gross expenses to average net assets(1)	1.01%	1.03%	1.01%	1.04%	1.04%
Ratio of net expenses to average net assets(2)	0.87%	0.89%	0.88%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.09%	0.06%	0.23%	0.21%	0.18%
Portfolio turnover rate	15%	3%	1%	4%	5%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total return for all years shown.

(1)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(2)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

For more information
Two documents are available that offer further information about the Fund:
Annual/Semi-annual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).
Statement of Additional Information (“SAI”)
The SAI contains more detailed information about the Fund. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
The Fund’s SAI, annual and semi-annual shareholder reports are not available on the Fund’s website because the Fund’s shares are not available for sale directly to investors. Investors may invest in the Fund by purchasing certain variable annuity and variable insurance contracts issued by the sponsoring insurance company.
You can obtain a free copy of the current annual/semi-annual report by contacting the sponsoring insurance company or:
Online: vlfunds.com/literature/order-literature
By phone: 1-800-243-2729
You can also view or obtain copies of these documents through the SEC:
Online: www.sec.gov
By e-mail: (duplicating fee required)	publicinfo@sec.gov
By mail: (duplicating fee required)	Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-1520

In person:
at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room call 1-202-551-8090.

Investment Adviser	Custodian
EULAV Asset Management 7 Times Square, 16th Floor New York, NY 10036-6524	State Street Bank and Trust Company 1 Iron Street Boston, MA 02210
Value Line Centurion Fund, Inc. 7 Times Square, 16th Floor, New York, NY 10036-6524	File No. 811-03835

VALUE LINE CENTURION FUND, INC.
7 Times Square, 16th Floor, New York, New York 10036-6524
800-221-3253

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Value Line Centurion Fund, Inc. (the “Fund”) dated May 1, 2020. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Fund’s 2019 Annual Report to Contractholders (“Annual Report”) are incorporated by reference in this SAI. A copy of the Annual Report and the Prospectus is available from the Fund upon request and without charge by writing or telephoning the Fund as indicated above.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
History and Classification.
The Fund is an open-end, diversified management investment company incorporated in Maryland in 1983. The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust. Shares of the Fund are issued and redeemed only in connection with investments in and payments under variable annuity and variable life insurance contracts offered by insurance companies that have entered into participation agreements with the Fund (“sponsoring insurance companies”).
Non-principal Investment Strategies and Associated Risks.
Repurchase Agreements. The Fund may invest temporary cash balances in money market funds and/or repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. For information regarding the risks associated with investing temporary cash balances in money market funds, please see “ETFs and Other Investment Companies” below.
Lending Portfolio Securities. The Fund may lend its portfolio securities to certain borrowers if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1∕3% of the total assets of the Fund (including the loan collateral), and the Fund may pay reasonable fees in connection with the loans. The loans will be made in conformity with the Fund’s policies and are collateralized by cash or liquid securities on a daily basis in an amount at least equal to 100% of the market value of the securities loaned and interest earned thereon. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any matter to be voted on by stockholders and deemed material by the Adviser acting in accordance with the Fund’s proxy voting policies. The Fund invests cash collateral in high quality, readily marketable short-term obligations and/or money market funds (to the extent consistent with the Fund’s investment restrictions). The Fund bears the risk of any loss in connection with such investment of collateral. While securities lending involves risk of delays in recovery or even loss of rights in the collateral should the borrower fail financially, loans are made only to borrowers approved in accordance with the Fund’s securities lending guidelines.
ETFs and Other Investment Companies. The Fund may invest in exchange-traded funds (“ETFs”) to quickly gain exposure to a broad index of securities in lieu of investing directly in such securities. The Fund may also invest cash collateral received from securities lending arrangements in other investment companies to seek to generate income in excess of that available on other investments. When the Fund invests in another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expense are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. ETFs are subject to additional risks such as the fact that their shares may trade at a market price above or below their net asset values or that an active market may not develop. Within certain exceptions, the Investment Company Act of 1940 (the “1940 Act”) generally limits a fund’s ability to invest in other investment companies such that, following any purchase, the fund: (1) has invested no more than 5% of its total assets in any single investment company and no more than 10% of its total assets in investment companies overall, and (2) owns no more than 3% of the voting securities of any given investment company. These limitations do not apply to the Fund’s investments in money market funds, which are permitted to exceed the 3%, 5% and 10% thresholds pursuant to SEC Rule 12d1-1 under the 1940 Act. A Fund may invest in ETFs in excess of the 3% limitation, provided that the Fund and the applicable ETF take appropriate steps to comply with the conditions of the ETF’s exemptive order granting such relief. The Fund may need to vote proxies relating to the ETF shares in accordance with instructions from the Fund’s shareholders or in the same proportion as the vote of all other owners of ETF shares. In addition, the Fund’s ability to invest in ETFs is limited by separate tax diversification and investor control rules. See “Taxes” below for more information.
Liquidity Risk Management Rules. In October 2016, the SEC adopted liquidity risk management rules that require open-end funds to establish a liquidity risk management program and provide additional disclosures about a fund’s redemptions and liquidity risk. The Value Line Funds have included the expanded disclosure to contract owners and appointed a liquidity program administrator to implement the program under the Board’s oversight. Implementation of the remaining portions of the Fund’s liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment,” took effect in June 2019. The precise impact the rules will have on the Fund and on the open-end fund industry has not yet been determined, and there can be no assurance that new risk management practices will enable the Fund to manage liquidity successfully in all market environments.
Fund Fundamental Policies.
In addition to any fundamental policies set forth in the Prospectus, the Fund has the following fundamental policies:
Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:
Concentration.	(1)	purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.
Borrowing.	(2)	borrow money.
Senior Securities.	(3)	issue senior securities.
Lending.	(4)	make loans.

Real Estate & Commodities.	(5)	purchase or sell commodities or real estate.
Underwriting Securities.	(6)	underwrite the securities of other issuers.
The policies set forth above may not be changed with respect to the Fund without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of  (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.
Non-fundamental Policies.
The following policy is considered non-fundamental and can be changed by the Board of Directors without the approval of shareholders. Shareholders will be notified of any changes to the Fund’s non-fundamental policy.
The Fund’s investment objective is non-fundamental. The primary investment objective of the Fund is long-term growth of capital.
Since the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies, its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.
Additional Information about the Fund’s Policies.
The information below is not part of the Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Fund. Where applicable, information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act.
For purposes of fundamental policy (1), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of other investment companies or securities of the U.S. government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.
For purposes of fundamental policy (2), the Fund may borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.
For purposes of fundamental policy (4), the Fund may not lend more than 33 1∕3% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.

For purposes of fundamental policy (5), the Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.
For purposes of fundamental policy (6), the policy will not apply to the Fund to the extent the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 49	Director	Since 2010	President of each of the Value Line Funds; Trustee, President and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 63	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2019.	11	None
James E. Hillman Age: 63	Director (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 81	Director	Since 1983	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 71	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 49	President	Since 2008	President of each of the Value Line Funds; Trustee, President and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Michael J. Wagner Age: 69	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – 2019).
Emily D. Washington Age: 41	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since April 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020.
Robert Scagnelli Age: 59	Vice President	Since 2020	Vice President of each of the Value Line Funds since April 2020; Vice President of the Distributor and the Adviser since 2011.
Christopher W. Roleke Age: 48	Treasurer and Chief Financial Officer	Since 2020
Treasurer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 16th Floor, New York, NY 10036-6524.
Committees.  The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at most meetings of the Audit Committee. There were four meetings of the Audit Committee during the last calendar year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Director if she is not available). There were no meetings of the Valuation Committee during the last calendar year. The Valuation Committee may review any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested Directors, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met two times during the last calendar year.
Board Structure.  The Board is comprised of five Directors, four of whom (80%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. James E. Hillman (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.
The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of the Fund’s business, and is consistent with industry best practices. In particular, the Board believes that having a supermajority of Independent Directors is appropriate and in the best interests of the Fund’s shareholders.
Risk Oversight.   As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.
The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.
Qualifications and Experience of Directors.   The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.
Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Value Line Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007 – April 2008) and President of the Adviser since February 2009.
Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.
Mr. Hillman has served as an Independent Director on the Board since March 2015 and Chairman of the Board since April 2016. His relevant experience includes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of registered investment advisors and a tax partner of two public accounting firms.

Dr. Roberts has served as an Independent Director on the Board since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.
Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.
The following table sets forth information regarding compensation of Directors by the Fund and the eleven other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2019. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.
Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex
Interested Director
Mitchell E. Appel	$-0-	None	None	$-0-
Non-Interested Directors
Joyce E. Heinzerling	$4,091	None	None	$89,370
James E. Hillman	$4,780	None	None	$104,326
Paul Craig Roberts	$4,033	None	None	$88,000
Nancy-Beth Sheerr	$4,216	None	None	$92,000
As of March 31, 2020, The Guardian Insurance & Annuity Company, Inc. (“GIAC”), a Delaware corporation, owned approximately 99.7% of the outstanding shares of the Fund. Such shares are allocated to one or more Guardian separate accounts which are registered as unit investment trusts under the 1940 Act. Accordingly, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a shareholders’ meeting occurs, GIAC solicits and accepts voting instructions from its contractowners who have allocated monies for an investment in the Fund as of the record date of the meeting. GIAC then votes the Fund’s shares that are attributable to its contractowners’ interests in the Fund in accordance with their instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectus for its variable annuities and variable life insurance policies. The address of GIAC is 7 Hanover Square, New York, New York. GIAC is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2019:
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel	None	Over $100,000
Non-Interested Directors
Joyce E. Heinzerling	None	$50,001 – $100,000
James E. Hillman	None	Over $100,000
Paul Craig Roberts	None	Over $100,000
Nancy-Beth Sheerr	None	$10,001 – $50,000
None of the non-interested Directors, nor his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.
Proxy Voting Policies
As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund. As described in the “ETFs and Other Investment Companies” risk above, the Adviser may be required to vote proxies relating to shares of certain ETFs in accordance with instructions from the Fund’s shareholders or in the same proportion as the vote of all other owners of the ETFs. The Adviser endeavors to vote proxies relating to portfolio securities (other than shares of such ETFs) in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.
Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund’s Proxy Voting Policies to Broadridge Financial Solutions (“Broadridge”), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, Broadridge will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm, Glass, Lewis & Co., LLC. The Adviser generally anticipates that it will follow the recommendations of Broadridge.
The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters
The Fund generally supports management on routine corporate matters and matters relating to corporate governance, such as:
•
Increases in the number of authorized shares of or issuances of common stock or other equity securities pursuant to an appropriate detailed plan;

•
Shareholder rights and recapitalization measures; and

•
The selection of independent accountants.

The types of matters of corporate governance that the Adviser would expect to vote against include:
•
The adoption of a classified board;

•
The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

•
The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans
The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program.
Social Policy Based Proposals
Generally, the Adviser will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.
If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.
Every August, the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings without charge on the SEC’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.
Shareholders may also obtain a copy without charge of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this SAI.
Disclosure of Portfolio Holdings
The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.
Ongoing Relationships.  Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the sponsoring insurance companies, (ii) the Fund’s service providers, and (iii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, counsel, pricing services and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to the sponsoring insurance companies and such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others. Sponsoring insurance companies that receive nonpublic portfolio holdings information sign a participation agreement with confidentiality provisions that require the insurance company and its affiliates to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information.
Non-Ongoing Relationships.  Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.
The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time or require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser. For providing advisory services to the Fund and managing its investments during the year ended December 31, 2019, the Adviser was paid a fee at an annual rate of 0.45% of the Fund’s average daily net assets. During the fiscal years ended December 31, 2017, 2018 and 2019, the Fund accrued advisory fees of $686,926, $645,429 and $659,994, respectively. The investment advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of the Fund’s average daily net assets. For periods after May 1, 2018, the advisory fee component paid by the Fund to the Adviser for each period is calculated by subtracting the amount paid by the Fund for Administrative Services with respect to the same period from the combined 0.50% fee. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. Prior to May 1, 2018, the fee paid under the investment advisory agreement for advisory services and Administrative Services was calculated at 0.50% of the Fund’s average daily net assets, but it was not broken out for each of those services.
The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment”, as such term is defined in the 1940 Act.
The Adviser currently acts as investment adviser or manager to 10 other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $3.0 billion as of March 31, 2020. Certain of the Adviser’s clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.
The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.
Ownership and Control of the Adviser. The Adviser’s voting securities are currently held in equal percentages by five shareholders, each of which also serves as a trustee of the Adviser. Together, they manage the combined company consisting of the Adviser and the Distributor much like a board of directors.

Day-to-day management of the Adviser and the Distributor is delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, John P. Ellis, Robert E. Rice and R. Alastair Short.
A non-voting profits interest and a non-voting revenues interest in the Adviser is retained by its predecessor, Value Line, Inc. (“Value Line”). Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions. However, Value Line has no power to vote for the election, removal or replacement of trustees of the Adviser.
Value Line has (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.
Principal Underwriter. The Fund has entered into a distribution agreement with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 16th Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”). The Distributor also serves as distributor to the other Value Line Funds.
Other Service Providers. State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services (including Form N-PORT, Form N-CEN and liquidity risk management support services) for a fee of  $89,600 per annum paid by the Fund. The Fund’s advisory fee is offset in each period by the portion of that fee and related expenses paid to State Street for Administrative Services which the Adviser is responsible for providing (or arranging for provision) to the Fund, as described under “Investment Adviser” above. Prior to May 1, 2018, the Adviser paid State Street directly rather than offset its advisory fee. State Street, whose address is 1 Iron Street, Boston, MA 02210, also acts as the Fund’s custodian and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As dividend-paying agent, State Street transmits payments for dividends and distributions declared by the Fund. DST Asset Manager Solutions, Inc., whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund.
PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.
Portfolio Manager
Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio.
Compensation. Each portfolio manager employed by the Adviser receives a base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.
Other Accounts Managed. Stephen E. Grant is primarily or jointly responsible for the day-to-day management of six Value Line Funds with combined total assets at December 31, 2019, of approximately $2.8 billion.
Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts.
Ownership of Securities. Mr. Grant does not own any shares of the Fund.
SERVICE AND DISTRIBUTION PLAN
The Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. During the fiscal year ended December 31, 2019, fees amounting to $582,307 before fee waivers were accrued under the Plan. The Distributor incurred $376,436 in related distribution expenses. Effective August 1, 2015, the Distributor contractually agreed to reduce the fee under the Plan by 0.13%. For the fiscal year ended December 31, 2019, fees waived amounted to $198,604. The Distributor has agreed to extend the contractual fee waiver through June 30, 2021. There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.
The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Fund shares, including but not limited to: (i) costs of printing and distributing the Fund’s prospectus, statement of additional information and reports to prospective owners of variable annuity and variable insurance contracts (“Contracts”); (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Fund; (iii) providing incentives and compensation to the sponsoring insurance company to make the Fund available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Fund; and (iv) providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use by the sponsoring insurance company in funding Contracts. The Distributor and each sponsoring insurance company have entered into a participation agreement regarding the offering of the Fund’s shares as an investment option for variable annuity and variable life contracts issued by the sponsoring insurance company. Pursuant to its participation agreement, GIAC is entitled to receive a fee from the Distributor in the amount of 0.25% on shares attributable to Contracts purchased prior to 2003 and 0.40% on shares attributable to Contracts purchased thereafter. Pursuant to its participation agreement, Ameritas Life Insurance Corp. is entitled to receive a fee from the Distributor in the amount of 0.25% on shares attributable to Contracts purchased by its customers.

The Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Fund shares. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling shares of the Fund or that provide support services to owners of Contracts.
The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.
The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Directors who are not “interested persons.”
Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.
The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving the investment objective. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders or another reasonable method of allocation.
Additional Financial Intermediary Compensation
The Fund is available as an underlying investment for variable annuity and variable life insurance Contracts sponsored by an insurance company. Each sponsoring insurance company, its affiliates and other financial intermediaries (collectively, “intermediaries”) receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) and/or from the Distributor, the Adviser and/or their affiliates (collectively, the “Service Providers”). The amount of such payments may be based on a variety of factors, including sales of Fund shares as an investment option under the Contracts or the value of shares underlying the Contracts, and in certain instances are subject to minimum payment levels. Compensation from the Service Providers may vary among intermediaries. Such compensation is in addition to the asset-based charges paid to intermediaries by the Fund under the Plan. These payments may take the form of, among other things: “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of underlying investment options; “distribution and marketing support” fees for providing assistance in promoting the sale of the Fund’s shares and/or Contracts; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts. You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above.

Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments to intermediaries do not increase the price paid by investors for the purchase of shares of the Fund or other funds. The Service Providers generally agree amongst themselves what payments to make to intermediaries and which Service Provider will bear or make such payments. Payments of this type are sometimes referred to as revenue-sharing payments.
In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.
Payments to an intermediary may be significant to the intermediary and amounts that intermediaries pay to your agent, salesperson, financial advisor or other investment professional may also be significant for your agent, salesperson, financial advisor or other investment professional. Because an intermediary may make decisions about which variable annuity and variable life insurance contracts, and which underlying investment options, it will offer or recommend to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients, and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments. The same conflict of interest exists with respect to your agent, salesperson, financial advisor or other investment professional if he or she receives similar payments from his or her intermediary firm.
The maximum amount of compensation that may be paid to any intermediary out of assets of the Fund under the Plan is 0.40% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Service Providers pay to any intermediary from their own assets is 0.05% of the Fund’s average daily net assets. However, to the extent one or more Service Providers waives any fees it would have otherwise received under a Plan, such Service Provider (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.
During 2017, 2018 and 2019, the Fund paid brokerage commissions of $1,509, $2,401 and $1,508, respectively. During 2019, all of the Fund’s brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.
Portfolio Turnover. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.
CAPITAL STOCK
Each share of the Fund’s common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchases and Redemptions. Shares of the Fund are purchased and redeemed at net asset value next calculated after receipt of a purchase order. The Fund may price orders which are received from the sponsoring insurance company after the daily NAV calculation at such day’s NAV provided that the order was received in good standing from the Contractowner by the sponsoring insurance company before the NAV calculation. You should consult your Contract for any additional policies or restrictions applied by the sponsoring insurance company to the purchase or redemption of shares of the Fund. Shares of the Fund are available to the public only through the purchase of certain contracts or policies issued by the sponsoring insurance companies. There are no minimum investment requirements.
The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.
The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time.
Calculation of Net Asset Value. Except as provided above, the net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business. The net asset value per share is determined by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares. Securities for which market prices or quotations are readily available are priced at their market value, which in the case of securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities, market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or are determined not to reflect accurately fair value are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.
TAXES
The following is a summary of certain U.S. federal income tax considerations that may affect the Fund and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Fund also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisers as to the tax consequences of an investment in the Fund.
The Fund intends to qualify as a “regulated investment company” under the Code for each taxable year. If the Fund so qualifies, it will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that it distributes at least the sum of 90% of its net investment income and 90% of its net exempt-interest income (if any) and complies with the requirements described in the next paragraph regarding the sources of its income and diversification of its assets. If the Fund were to fail to qualify as a regulated investment company under the Code for any year, the Fund would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to the shareholders, and investments in the fund by insurance company separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for Contractholders as described below.
In order to qualify as a regulated investment company under the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company segregated asset accounts. These requirements, which are in addition to the diversification requirements imposed on the

Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each segregated asset account. Section 817(h) and the regulations thereunder limit the extent to which the assets of a segregated asset account may be represented by any one, two, three, or four investments. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable. Section 817(h) provides, as a safe harbor, that a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. For purposes of the Section 817(h) diversification requirements, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies and certain other permitted shareholders.
In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of variable contracts. Under these rules, generally Contractholders must not be able to direct the Fund’s investment in any particular asset. Compliance with certain of these limitations is not within the control of the Fund. The Treasury Department or Internal Revenue Service may issue future pronouncements addressing the circumstances in which a variable contract owner is deemed to have control of the investments of a segregated asset account which may cause the contract owner, rather than the insurance company to be treated as the owner of the assets held by the segregated asset account. It cannot be known what standards (if any) might be set forth in such future pronouncements, possibly with retroactive effect.
Failure by a segregated asset account to satisfy either the Section 817(h) diversification requirements or the investor control rules would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Any such failure may also result in adverse consequences for the insurance company issuing the contracts. In addition, failure by the Fund to qualify as a regulated investment company or to meet the distribution requirements applicable to a regulated investment company could subject the Fund to penalty taxes (or interest charges in the nature of a penalty tax), require the Fund to dispose of certain assets or subject the Fund to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders. The discussion below generally is based on the assumption that the shares of the Fund will be treated for federal income tax purposes as owned by the insurance company separate account and not by the Contractholders and that the Fund will continue to qualify as a regulated investment company.
Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss (“net capital gain”), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Fund have been held. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
Any dividend declared by the Fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.
For U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any).
During the year ended December 31, 2019, the Fund did not have any capital loss carryforwards.
Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Any loss realized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules to the extent that other investments are made in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.
Options written or purchased and futures contracts entered into by the Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark to market rules is treated as an “appreciated financial position” of a “constructive sale” held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.
The Fund may invest in stocks of foreign issuers and may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to pass through to its shareholders their pro rata shares of qualified non-U.S. taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the portfolio could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
FINANCIAL STATEMENTS
The Fund’s financial statements for the year ended December 31, 2019, including the financial highlights for each of the five fiscal years in the period ended December 31, 2019, appearing in the 2019 Annual Report to Contractholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI.

PART C: OTHER INFORMATION
Item 28.    Exhibits.
(a)	Articles of Incorporation.(1)
(b)	By-laws (1) and Amendment to the By-laws.(5)
(c)	Not applicable.
(d)	(1) Investment Advisory Agreement.(4)
(2) Master Amendment to Investment Advisory Agreement.(7)
(e)	Distribution Agreement.(4)
(f)	Not applicable.
(g)	Custodian Agreement.(1)
(h)	(1) Agreement with The Guardian Insurance & Annuity Company, Inc.(1)
(2) Amendment No. 1 to Participation Agreement with The Guardian Insurance & Annuity Company, Inc.(6)
(3) Administration Agreement with State Street Bank and Trust Company.(3)
(4) Fee Waiver Agreement dated February 25, 2019.(8)
(5) Master Administration Agreement.(7)
(6) Agreement with Ameritas Life Insurance Corp. of New York.(8)
(7) Fee Waiver Agreement dated March 18, 2020.(†)
(i)	Legal Opinion.(8)
(j)	Consent of independent registered public accounting firm.†
(k)	Not applicable.
(l)	Not applicable.
(m)	Service and Distribution Plan.(2)
(p)	Code of Ethics.(5)
(r)	(1) Powers of Attorney.(4)
(r)	(2) Power of Attorney for Mr. Hillman.(6)

(1)
Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 1999, and incorporated herein by reference.

(2)
Filed as an exhibit to Post-Effective Amendment No. 20, filed February 26, 2003, and incorporated herein by reference.

(3)
Filed as an exhibit to Post-Effective Amendment No. 25, filed April 27, 2007, and incorporated herein by reference.

(4)
Filed as an exhibit to Post-Effective Amendment No. 30, filed February 28, 2011, and incorporated herein by reference.

(5)
Filed as an exhibit to Post-Effective Amendment No. 32 , filed April 27, 2012, and incorporated herein by reference.

(6)
Filed as an exhibit to Post-Effective Amendment No. 38, filed April 30, 2015, and incorporated herein by reference.

(7)
Filed as an exhibit to Post-Effective Amendment No. 44, filed February 28, 2018, and incorporated herein by reference.

(8)
Filed as an exhibit to Post-Effective Amendment No. 47, filed April 24, 2019, and incorporated herein by reference.

†
Filed herewith.

Item 29.    Persons Controlled by or Under Common Control With Registrant.
None.
Item 30.    Indemnification.
Incorporated by reference to Article Sixth (7) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16, filed February 26, 1999.
Item 31.    Business or Other Connections of Investment Adviser.
EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Family of Funds listed in Item 32.
Name	Position With the Adviser	Other Employment within the Past Two Years
Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer and President of the Distributor; President and Director of each of the Value Line Funds.
Robert Scagnelli	Vice President	Vice President of the Distributor; Vice President, Assistant Treasurer and Assistant Secretary of each of the Value Line Funds.
Anthony Frazia	Chief Compliance Officer
Compliance Officer, Northern Lights Compliance Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 since November 2018; Senior Managing Consultant specializing in Regulatory/Operational Compliance for Mutual Funds, RIAs, BDs, Hedge Funds and Private Equity clients at GFO Solutions, Inc. 2016 – 2018.

Avi T. Aronovitz	Trustee	Chief Financial Officer, Socure, Inc., 330 Seventh Avenue, New York, NY 10011, since May 2017.
John P. Ellis	Trustee	Partner, Sudbury Road Associates Inc. since 2019; Senior Vice President, Fox Business Network, 1211 Avenue of the Americas, New York, NY 10036 until 2019.
Robert E. Rice	Trustee	Managing Director, Tangent Capital, 135 East 57th Street, New York, NY 10022.
R. Alastair Short	Trustee	Director and Chairman of the Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017; Director and Chairman of the Audit Committee, Van Eck Vectors ETFs, 335 Madison Avenue, NY, NY 10017.
The business address of the Distributor and the Value Line Funds is 7 Times Square, 16th Floor, New York, NY 10036-6524.

Item 32.   Principal Underwriters.
(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line Funds: Value Line Mid Cap Focused Fund, Inc.; Value Line Capital Appreciation Fund, Inc.; Value Line Select Growth Fund, Inc.; Value Line Larger Companies Focused Fund, Inc.; Value Line Centurion Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust, a series of Value Line Funds Variable Trust; Value Line VIP Equity Advantage Fund, a series of Value Line Funds Variable Trust; Value Line Small Cap Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; and Value Line Tax Exempt Fund, Inc.

(b)
(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant
Mitchell Appel	President	President and Director
Raymond Stock	Vice President; Secretary	None
Robert Scagnelli	Vice President	Vice President, Assistant Treasurer and Assistant Secretary
Howard Spindel	Chief Compliance Officer	None
The business address of each of the officers and directors is 7 Times Square, 16th Floor, New York, NY 10036-6524.
(c)
Not applicable.

Item 33.   Location of Accounts and Records.
EULAV Asset Management
7 Times Square, 16th Floor
New York, NY 10036-6524
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)
DST Asset Manager Solutions, Inc.
330 W. 9th Street
Kansas City, MO 64105
For records pursuant to Rule 31a-1(b)(2)(iv)
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210
For all other records
Item 34.   Management Services.
None.
Item 35.   Undertakings.
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2020.
VALUE LINE CENTURION FUND, INC.
By:	/s/ Mitchell E. Appel Mitchell E. Appel, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
*Joyce E. Heinzerling (Joyce E. Heinzerling)	Director	April 24, 2020
**James E. Hillman (James E. Hillman)	Director	April 24, 2020
*Paul Craig Roberts (Paul Craig Roberts)	Director	April 24, 2020
*Nancy-Beth Sheerr (Nancy-Beth Sheerr)	Director	April 24, 2020
/s/ Mitchell E. Appel (Mitchell E. Appel)	Director; President and Chief Executive Officer (Principal Executive Officer)	April 24, 2020
/s/ Christopher W. Roleke (Christopher W. Roleke)	Treasurer; Principal Financial and Accounting Officer	April 24, 2020
*By:	/s/ Mitchell E. Appel (Mitchell E. Appel, attorney-in-fact)

*
Pursuant to Power of Attorney filed as an exhibit to Post Effective Amendment No. 30, and incorporated herein by reference.

**
Pursuant to Power of Attorney filed as an exhibit to Post Effective Amendment No. 38, and incorporated herein by reference.

EXHIBIT INDEX
Exhibit Number	Document Title
(h)(7)	Fee Waiver Agreement dated March 18, 2020.
(j)	Consent of Independent Registered Public Accounting Firm